Exhibit 10.1

AMENDMENT #5 TO RECEIVABLES PURCHASE AGREEMENT

     THIS AMENDMENT #5 TO RECEIVABLES PURCHASE AGREEMENT, dated as of June 27, 2005 (this “Amendment”), is by and among PFG Receivables Corporation, a Florida corporation (“Seller”), Performance Food Group Company, a Tennessee corporation, as initial Servicer (together with Seller, the “Seller Parties”), Jupiter Securitization Corporation (“Conduit”) and JPMorgan Chase Bank, N.A., successor by merger to Bank One, NA (Main Office Chicago), individually (together with Conduit, the “Purchasers”) and as agent for the Purchasers (in such capacity, the “Agent”), and pertains to the Receivables Purchase Agreement, dated as of July 3, 2001 (as heretofore amended, the “Existing Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Existing Agreement.

W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Existing Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments.

     1.1. Each of the following definitions in the Existing Agreement is hereby amended and restated in its entirety to read, respectively, as follows:

     “Funding Agreement” means any agreement or instrument executed by any Funding Source with or for the benefit of Conduit.

     “Liquidity Termination Date” means June 26, 2006.

     “Pro Rata Share” means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder.

     1.2. The last sentence of Section 4.4 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

     Until Seller gives notice to the Agent of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to a Funding Agreement shall be the Prime Rate

     1.3. The following new Section 4.6 is hereby added to the Existing Agreement:

     Section 4.6. Liquidity Agreement Fundings. The parties hereto acknowledge that Conduit may assign all or any portion of its Purchaser Interests to the Financial Institutions at any time pursuant to a Funding Agreement to finance or refinance the necessary portion of its Purchaser Interests. The fundings under a Funding Agreement will accrue Yield in accordance with this Article IV. Regardless of whether a funding of Purchaser Interests by the Financial Institutions constitutes the direct purchase of a Purchaser Interest under this Agreement, an assignment under a Funding Agreement of a Purchaser Interest originally funded by Conduit or the sale of one or more participations or other interests under a Funding Agreement in such a Purchaser Interest, each Financial Institution participating in a funding of a Purchaser Interest pursuant to a Funding Agreement shall have the rights and obligations of a “Purchaser” hereunder with the same force and effect as if it had directly purchased such Purchaser Interest directly from Seller hereunder.

     1.4. Each of Sections 13.1 through and including 13.5 of the Existing Agreement is hereby deleted in its entirety and replaced with “[Intentionally deleted],” and all references to such deleted Sections or to “Article XIII” are hereby replaced with references to “a Funding Agreement.”

     1.5. Each of the following definitions in the Existing Agreement is hereby deleted in its entirety:

“Acquisition Amount”
“Adjusted Funded Amount”
“Adjusted Liquidity Price”
“Conduit Residual”
“Conduit Transfer Price”
“Conduit Transfer Price Deficit”
“Conduit Transfer Price Reduction”
“Defaulting Financial Institution”
“Non-Defaulting Financial Institution”
“Non-Renewing Financial Institution”

     2. Representations and Warranties of the Seller Parties. In order to induce the Agent and the Purchasers to enter into this Amendment, each Seller Party hereby represents and warrants to the Agent and the Purchasers (i) that as of the date hereof, each of such Seller Party’s representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof, and (ii) that, as to itself, each of the following representations and warranties is true and correct as of the date hereof:

          (a) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Amendment has been duly executed and delivered by such Seller Party.

          (b) No Conflict. The execution and delivery by such Seller Party of this Amendment, and the performance of its obligations under the Existing Agreement as amended hereby do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (c) Governmental Authorization. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Amendment and the performance of its obligations under the Existing Agreement as amended hereby.

          (d) Binding Effect. This Amendment and the Existing Agreement as amended hereby constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     3. Conditions Precedent. This Amendment shall become effective as of the date first above written upon delivery to the Agent of (a) a counterpart hereof duly executed by each of the parties hereto, and (b) a $35,000 renewal fee in immediately available funds.

     4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     5. CONSENT TO JURISDICTION. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY, AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER

OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

     6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR THE EXISTING AGREEMENT AS AMENDED HEREBY OR THE RELATIONSHIPS ESTABLISHED THEREUNDER.

     7. Ratification. Except as expressly amended hereby, the Existing Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

     8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date hereof.

PFG RECEIVABLES CORPORATION

By: /s/ Jeffrey W. Fender
Name: Jeffrey W. Fender
Title: Vice President and Treasurer

PERFORMANCE FOOD GROUP COMPANY

By: /s/ Jeffrey W. Fender
Name: Jeffrey W. Fender
Title: Vice President and Treasurer

JUPITER SECURITIZATION CORPORATION

By: /s/ Brian Zimmer
Name: Brian Zimmer
Title: Authorized Signer

JPMORGAN CHASE BANK, N.A., as a Financial Institution and as Agent

By: /s/ Brian Zimmer
Name: Brian Zimmer
Title: Vice President

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